LOAN AND SECURITY AGREEMENT

                             Dated December 18, 1996

                                 by and between

                      CRESCENT PUBLIC COMMUNICATIONS INC.,
                                  as Borrower,

                                       and

                          SOUTHBRIDGE FINANCIAL CORP.,
                                    as Lender

                           LOAN AND SECURITY AGREEMENT



         AGREEMENT, dated as of , 1996, by and between CRESCENT PUBLIC COMMUNICATIONS INC., a New York corporation ("Borrower"), having its principal place of business at 7 Mayflower Place, Floral Park, New York 11001; and SOUTHBRIDGE FINANCIAL CORP., a Delaware corporation ("Lender"), having its principal place of business at 400 Madison Avenue, New York, New York 10017.

                              W I T N E S S E T H :

         WHEREAS, Borrower has requested Lender to make a loan to Borrower and Lender is willing to make such loan to Borrower upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto covenant and agree as follows:


                      ARTICLE 1. DEFINITIONS; CONSTRUCTION

         1.1  Certain Definitions.

         In addition to other words and terms defined elsewhere in this Agreement, as used herein the following words and terms have the following meanings, respectively, unless the context hereof otherwise clearly requires:

         "Agreement" means this Loan and Security Agreement as amended, modified or supplemented from time to time.

         "Assignment Agreement" means the Assignment Agreement, in form and substance satisfactory to Lender, executed by Borrower, pursuant to which Borrower assigns to Lender and grants to Lender a Lien covering all of the Pay Telephone Placement Agreements.

         "Billing  and  Related  Services  Agreement"  means (i) the Billing and
Related Services Agreement between OAN Services, Inc. (the "B&C Agent") and American Network Exchange, Inc. dated February 1, 1995 with respect to which the B&C Agent will arrange for accounts receivable financing and will provide certain billing, collection and associated services or (ii) any similar agreement now or hereafter in effect in place of such agreement with respect to the Collateral.

         "Business Day" means any day other than a Saturday, Sunday or other day on which banking institutions are authorized or obligated to close in New York, New Jersey, Florida or Arizona.

         "Closing Date" means the date of this Agreement.

         "Collateral" means all assets of Borrower in which Borrower has granted or will grant a Lien to Lender, pursuant to this Agreement or otherwise, including those assets described and defined as Collateral in Section 6.1.

         "Collection Agreement" means (i) Collection Agreement among Borrower, Reliance Trust Company ("Agent"), and American Network Exchange, Inc. and Lender dated December 18, 1996 pursuant to which, among other things, Agent agrees to remit directly to Lender, via wire transfer of funds, the monthly payments and all other amounts due under the Loan Documents; and (ii) any similar agreement with respect to the Loan now or hereafter entered into among Borrower, Lender, American Network Exchange Inc. and any other agent, in all cases, as the same have heretofore or may from time to time hereafter be amended, modified or supplemented.

         "Constituent   Documents"  means  the  certificate  of   incorporation,
by-laws, or other similar document pursuant to which Borrower and/or the Guarantor were organized or their affairs are governed.

         "Default" means an event which with notice or lapse of time, or both, would constitute an Event of Default.

         "Equipment" means the Pay Telephones and any equipment physically connected to or installed in or with the Pay Telephones, and any and all accessions and additions thereto, substitutions therefor, and all replacements thereof.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Event of Default" means any of the Events of Default described in
Section 7.1 hereof.

         "Executive Officer" means the President, the Chief Executive Officer, or the Chief Financial Officer of Borrower elected from time to time.

         "GAAP" means generally accepted accounting principles in the United States of America (as such principles may change from time to time) applied on a consistent basis (except for changes in application in which Borrower's and/or Guarantor's independent certified public accountants concur), applied both to classification of items and amounts.

         "Guarantor" means AMNEX, Inc., a New York corporation.

         "Guaranty"  means the  unconditional  Guaranty  of the  Obligations  of
Borrower  to  Lender,   executed  by  the  Guarantor,   in  form  and  substance
satisfactory to Lender.

         "Interest Rate" means the Index Rate plus five and eighty hundredths percent (5.80%). The "Index Rate" shall be the highest yield, as published in The Wall Street Journal, on the first (lst) Business Day preceding the Closing Date, for Treasury Notes having a maturity date on or closest to the Maturity Date. Interest shall be calculated on the basis of a year of 360 days and twelve months of thirty (30) days each and charged on a daily basis.

         "'Law" means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any government or governmental agency.

         "Legal Requirements" means any and all present and future judicial, and administrative rulings or decisions, and any and all present and future federal, state, and local laws, ordinances, rules, regulations, permits and certificates, in each case, in any way applicable to Borrower (or the ownership or use of the Collateral or its other assets) and/or the Guarantor, or this transaction.

         "Lien" means any mortgage, pledge, lien, security interest (including without limitation any conditional sale or other title retention agreement), grant of a leasehold, charge or other encumbrance of any nature whatsoever, and also means the filing of or the agreement to give any financing statement or analogous document under the UCC or analogous law of any jurisdiction.

         "Loan" has the meaning given to such term in Section 2.1 hereof.

         "Loan Documents" means this Agreement, the Note, the Guaranty, the Assignment Agreement, the Insurance Letter, the Collection Agreement, and any other agreements, instruments and documents required to be, or which are, executed by Borrower or the Guarantor in connection with this Agreement or the Loan (as the same may from time to time be amended, modified or supplemented).

         "Maturity Date" has the meaning given to that term in Section 2.7.2 hereof.

         "Note" means the promissory note of Borrower executed and delivered by Borrower under this Agreement, in substantially the form annexed hereto as Exhibit A with the blanks appropriately filled in.

         "Obligations" means all of the indebtedness, liabilities and obligations of every kind and nature of Borrower to Lender, whether now existing or hereafter arising, whether or not currently contemplated, howsoever arising, including, without limitation, all indebtedness, liabilities and obligations arising under, in connection with or evidenced by this Agreement, the Note, the other Loan Documents, or otherwise.

         "Office", when used in connection with Lender, means its office located at 400 Madison Avenue, New York 10017, or such other office of Lender as may be designated in writing from time to time by Lender to Borrower.

         "Pay Telephones" means the pay telephones listed on Schedule A annexed hereto and any and all accessions and additions thereto, substitutions for, and all replacements thereof.

         "Pay Telephone Placement Agreement(s)" means each of the written or oral agreements now or hereafter entered into (as the same have heretofore or may from time to time hereafter be amended, modified or supplemented) between Borrower and the owner, operator, lessee or proprietor of the Premises upon which one or more Pay Telephones is now or hereafter located.

         "Person" means an individual, corporation, national banking association, partnership, trust, unincorporated association, joint venture, joint-stock company, government (including political subdivisions), governmental authority or agency, or any other entity.

         "Plan" means any employee benefit plan which is covered by ERISA and which is maintained by Borrower or, in the case of a plan to which more than one employer contributes, to which Borrower is making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

         "Premises" means the locations at which Pay Telephones are now or hereafter located.

         "Term" means the period beginning on the Disbursement Date and ending on the Maturity Date.

         "UCC" means the Uniform Commercial Code as adopted in the State of New York.

         1.2  General Interpretive Principals.

         For purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires:

                  (i) any pronoun used shall be deemed to cover both gender forms as well as the neuter form;

                  (ii) all references to the plural shall include the singular, the singular the plural and the part the whole;

                  (iii) the word "or" has the inclusive meaning frequently identified by the phrase "and/or";

                  (iv) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

                  (v) the words "herein", "hereunder" and "hereof" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement;

                  (vi) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

                  (vii) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

                  (viii) the term "include" or "including" shall mean, without limitation, by reason of enumeration; and

                  (ix) unless otherwise provided herein, the term "satisfactory to Lender" or "satisfaction of the Lender" or "satisfaction to counsel" or other similar terms means satisfactory to Lender or its counsel in its sole and absolute discretion.


                              ARTICLE 2. THE CREDIT


         2.1  The Loan.

         Subject to the terms and conditions and relying upon the representations and warranties herein set forth, Lender agrees to make a Loan to Borrower in the principal amount of Five Million Dollars ($5,000,000) (the "Loan")

         2.2  Use of Proceeds.

         The proceeds of the Loan shall be used by Borrower to reimburse Borrower for its payment of a portion of the purchase Price for the acquisition of the Equipment and for working capital and other valid business purposes of Borrower.

         2.3  The Note.

         The obligation of Borrower to repay the Loan and to pay interest thereon shall be evidenced by the Note. The Note shall be dated the Closing Date and shall be executed by Borrower and delivered to Lender on the Closing Date.

         2.4  Disbursement.

         Subject to the conditions set forth herein, Lender shall, on the Closing Date, credit, by wire transfer, the amount of the Loan to the account of Borrower or the Person or Persons specified in writing by Borrower.

         2.5  Loan Account.

         Lender shall maintain a loan account on its books in the name of Borrower for the Loan in which will be recorded all payments of principal thereof and all accruals and payments of interest thereon. The entries in the loan account (in the absence of manifest error in the making thereof) shall be conclusive evidence of the outstanding principal thereof and accrued interest thereon from time to time. Lender shall provide Borrower with statements of said account from time to time on Borrower's request.

         2.6  Interest Rates.

                  2.6.1 Interest Prior to Maturity. Prior to maturity (whether by acceleration or otherwise) the unpaid principal amount of the Loan shall bear interest at the Interest Rate.

                  2.6.2 Interest After Maturity. Commencing with the day after the principal amount of any part of the Loan shall have become due and payable (by acceleration or otherwise), such part of the Loan or the entire Loan (as the case may be) shall bear interest at the daily rate of three percent (3%) per annum above the Interest Rate (the "Default Rate").

                  2.6.3 Maximum Rate. Lender and Borrower intend the Loan Documents to comply in all respects with all provisions of Law and not to violate, in any way, any legal limitations on interest charges. Accordingly, if, for any reason, Borrower is required to pay, or has paid, interest at a rate in excess of the highest rate of interest which may be charged by Lender or which Borrower may legally contract to pay under applicable law (the "Maximum Rate"), then the Interest Rate shall be deemed to be reduced, automatically and immediately, to the Maximum Rate, and interest payable hereunder shall be computed and paid at the Maximum Rate and the portion of all prior payments of interest in excess of the Maximum Rate shall be deemed to have been prepayments of the outstanding principal of the Loan and applied to the installments in the inverse order of their maturities.

         2.7  Payments.

                  2.7.1 Time; Place; Manner. All payments to be made in respect of principal, interest, or other amounts due from Borrower hereunder or under the Note shall become due at 5:00 P.M., New York time, on the day when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived. Such payments shall be made to Lender in lawful money of the United States of America in immediately available funds.

                  2.7.2 Payments of Principal and Interest. The Loan, together with interest thereon at the Interest Rate, shall be repaid in sixty (60) equal consecutive monthly payments of principal and interest each in an amount which will fully amortize the Loan at the Interest Rate over the Term (the date upon which the sixtieth (60th) consecutive monthly payment of principal and interest is scheduled to be due is hereinafter referred to as the "Maturity Date"). The first such monthly payment of principal and interest shall be due and payable on the first day of the second month succeeding the Closing Date and the payments shall continue on a like day in each and every month thereafter through and including the Maturity Date; provided that (i) if the Closing Date is the first day of a month, the first such monthly payment of principal and interest shall be due on the first day of the immediately succeeding month, and (ii) if the Closing Date is not the first day of the month, Borrower shall pay, on the first day of the month immediately succeeding the Closing Date, interest only, at the Interest Rate, from the Closing Date to the last day of the month in which the Closing Date occurs. Lender shall compute the amount of each payment and advise Borrower of such amount. Each monthly payment shall be applied, first to fees, costs and charges, if any, owing to Lender, then to interest as may be due hereunder, and the balance of such payment shall be applied to the principal balance of the Loan. The entire unpaid principal balance which was not payable earlier, whether due to regularly scheduled payments, acceleration or otherwise, together with any unpaid interest, fees, costs and charges shall be due and payable on the Maturity Date. After the maturity of all or any part of the Loan (by acceleration or otherwise), interest on the Loan or such part thereof shall be due and payable at the Default Rate on demand.

                  2.7.3 Net Payments. All payments hereunder and under the Note shall be made by Borrower to Lender without defense, set-off, claim or counterclaim and without deduction for any present or future income, stamp or other taxes, levies, imposts, deductions, charges or withholdings whatsoever imposed, assessed, levied or collected by or for the benefit of any jurisdiction or taxing authority. In addition, Borrower shall pay any and all taxes (stamp or otherwise) if any, payable or determined to be payable in connection with the execution and delivery of this Agreement, the Note and the other Loan Documents and on all payments to be made by Borrower hereunder and under the Note and the other Loan Documents (other than Lender's income taxes) and all taxes payable in connection with or related to the Collateral.

         2.8 Prepayments Subject to Section 5.2.1 hereof, Borrower shall not prepay the Loan in whole or in part.

                    ARTICLE 3. REPRESENTATIONS AND WARRANTIES

         Borrower represents and warrants to Lender that:

         3.1  Organization and Qualification.

         Borrower is duly organized, validly existing and in good standing as a corporation under the Laws of the State of New York with full power and authority to own its properties and to transact its business as now transacted and as contemplated to be transacted. Borrower is qualified and in good standing to transact business in each jurisdiction where the ownership of its properties or the transaction of its business requires such qualification. The Guarantor is duly organized, validly existing and in good standing as a corporation under the Laws of the State of its incorporation with full power and authority to own its properties and to transact its business as now transacted and as contemplated to be transacted. The Guarantor is qualified and in good standing to transact business in each jurisdiction where the ownership of its properties or the transaction of its business requires such qualification.

         3.2  Authority and Authorization.

         Borrower has full power and authority to execute, deliver and carry out the provisions of this Agreement, the Note and the other Loan Documents to which it is a party, to borrow hereunder and under the other Loan Documents and to create the Liens provided for herein, and to perform its obligations hereunder and thereunder, and all such action has been duly and validly authorized by all necessary proceedings on its part. The Guarantor has full power and authority to execute, deliver and carry out the provisions of the Guaranty and the other Loan Documents to which it is a party and to perform its obligations thereunder, and all such action has been duly and validly authorized by all necessary proceedings on its part.

         3.3  Execution and-Binding Effect.


         This Agreement, the Note and the other Loan Documents have been duly and validly executed and delivered by Borrower and constitute the legal, valid and binding obligation of Borrower enforceable in accordance with their respective terms. The Guaranty and the other Loan Documents executed by the Guarantor have been duly and validly executed and delivered by the Guarantor and each constitutes the legal, valid and binding obligation of the Guarantor executing the same, enforceable in accordance with their respective terms.

         3.4  Authorizations and Filings.

         Except for the filing of UCC financing statements, no authorization, consent, approval, license, exemption or other action by, and no registration, qualification, designation, declaration or filing with, any governmental authority is or will be necessary or advisable in connection with the execution and delivery of this Agreement, the Note, the Guaranty, the other Loan Documents or the consummation by Borrower and the Guarantor of the transactions herein and therein contemplated, or performance by Borrower and the Guarantor of or compliance by Borrower and the Guarantor with, the terms and conditions hereof or thereof.

         3.5  Absence of Conflicts.

         Neither the execution and delivery of this Agreement, the Note, the Guaranty or the other Loan Documents, nor consummation of the transactions herein or therein contemplated nor performance of, or compliance with the terms and conditions hereof or thereof will (a) result in any violation or breach of
(i) the provisions of Borrower's or the Guarantor's  Constituent  Documents,  or
(ii) any Law, or the order, rule or regulation of any court or governmental agency or body having jurisdiction over Borrower or the Guarantor, or any of their respective properties, or (iii) any agreement, bond, note, instrument or indenture to which Borrower or the Guarantor is a party or pursuant to which any of their respective properties are affected, or (b) result in the creation or imposition of any Lien upon any property (now owned or hereafter acquired) of Borrower or the Guarantor, except for the Lien created by this Agreement.

         3.6  Financial Statements.

         Borrower and the Guarantor have heretofore furnished to Lender certain financial statements and related financial information ("Financial Statements"). Such Financial Statements (including the notes thereto) present fairly the financial condition of Borrower or the Guarantor (as the case may be) as of the dates of the balance sheets contained therein, and the results of their respective operations for the periods then ended, all in conformity with GAAP on a basis consistent with that of Financial Statements for corresponding prior periods. Except as disclosed therein, neither Borrower nor the Guarantor has any material contingent liabilities (including liabilities for taxes), unusual forward or long-term commitments or unrealized or anticipated losses from unfavorable commitments.

         3.7  No Defaults.

         There is no Default under the Loan Documents.

         3.8  Litigation.

         There is no pending or, to the best of Borrower's or Guarantor's knowledge, threatened claim or proceeding by or before any court or governmental agency against or affecting Borrower or the Guarantor which, if adversely decided would have a material adverse effect on the business, operations or financial condition of Borrower or the Guarantor or on the ability of Borrower or the Guarantor to perform their respective obligations under this Agreement, the Note, the Guaranty or the other Loan Documents or on the Collateral.

         3.9  Title to Collateral.

         Borrower has good title to the Collateral, free and clear of all liens covering the Collateral, other than the Liens granted hereunder to Lender covering the Collateral, which are and will at all times be first perfected Liens covering the Collateral. Borrower has good title to, or valid leasehold or license interests in, all assets reasonably required for the conduct of its business.

         3.10  Taxes.

         All tax returns required to be filed by Borrower have been properly prepared, executed and filed. All taxes, assessments, fees and other governmental charges upon Borrower or upon any of its properties, incomes, sales or franchises which are due and payable have been paid except for those which, in the aggregate do not have a material adverse effect on the business, operations or financial condition of Borrower or Guarantor taken as a whole, or on the Collateral. Notwithstanding the foregoing, all personal property taxes on the Collateral, if any, have been paid.

         3.11  Financial Accounting Practices.

         Borrower makes and keeps books, records and accounts which, in reasonable detail, accurately and fairly reflect Borrower's transactions and dispositions of its assets.

         3.12  Power To Carry On Business.

         Borrower and the Guarantor have all requisite power and authority to own and operate their respective properties and to carry on their businesses as now conducted and as presently planned to be conducted.

         3.13  No Material Adverse Change.

         Since the date of the Financial Statements referred to in Section 3.6, there has been no material adverse change in the business, operations or financial condition of Borrower or the Guarantor.

         3.14  Compliance with Laws.

         Neither Borrower nor the Guarantor is in violation of any Law, except for violations which in the aggregate do not have a material adverse effect on the business, operations or financial condition of Borrower or the Guarantor taken as a whole or on the Collateral.

         3.15  Compliance with Agreements.

         Neither Borrower nor the Guarantor is in default under any agreement, bond, note, indenture or contract, except for defaults which in the aggregate do not have a material adverse effect on the business, operation or financial condition of Borrower or the Guarantor taken as a whole or on the Collateral.

         3.16  Accurate and Complete Disclosure.

         No representation or warranty made by Borrower in this Agreement and no statement made by Borrower or the Guarantor in the Financial Statements
furnished pursuant to Section 3.6 hereof or otherwise, or any certificate, report, exhibit or document furnished by Borrower or the Guarantor to Lender pursuant to or in connection with this Agreement or the Loan is false or misleading in any material respect (including by omission of material information necessary to make such representation, warranty or statement not misleading).

         3.17  Regulations G and U.

         Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying "margin stock", as such term is used in Regulations G or U promulgated by the Board of Governors of the Federal Reserve System as amended from time to time No part of the proceeds of the Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any "margin stock". Borrower does not own any "margin stock".

         3.18  Perfection.

         Except for the filings  under Article 9 of the UCC specified in Section
4.7 hereof (and continuation statements at periodic intervals), no further filing or recording is necessary under the UCC or under any other Laws of any jurisdiction, in order to perfect in all applicable jurisdictions the Liens of Lender in the Collateral. Upon such filings, Lender will be granted a first perfected Lien covering the Collateral. There are no other Liens covering the Collateral.

         3.19  Place of Business.

         Both the place of business (or chief executive office if there is more than one place of business) of Borrower and the place where it keeps its corporate records concerning the Collateral and all of its interest in, to and under this Agreement are located at (i) the address set forth at the beginning of this Agreement, (ii) c/o Guarantor at 101 Park Avenue, Suite 2507, New York, New York 10178; and (iii) 1675 Highway 34, Farmingdale, New Jersey 07727.

         3.20  Location of Collateral.

         For all purposes, including, without limitation, perfection of security interests therein under Article 9 of the UCC, the Collateral is deemed located and at all times shall be located at the Premises.

         3.21 Pay Telephone Placement Agreements.

                  (a) Borrower has delivered to Lender true, correct and complete copies of all written Pay Telephone Placement Agreements. None of the Pay Telephone Placement Agreements have been modified, amended or supplemented since the date of delivery to Lender, and each is in full force and effect. No more than [10%] of the Pay Telephone Placement Agreements are oral and the oral agreements are on terms substantially similar to those contained in the written agreements. Borrower, and to the best of Borrower's knowledge, the other party to each Pay Telephone Placement Agreement is in full compliance with the material terms of each of the Pay Telephone Placement Agreements.

                  (b) Not less than 95% of the Pay Telephones are ln good operating order. All Pay Telephones are installed at Premises the owners, operators, lessees or proprietors of which have entered into Pay Telephone Placement Agreements (i) with Coastal Telecom Payphone Company, Inc., BEK Tel, Inc., or Garden State Telephone Installation & Service Co., Inc., which have duly assigned all of their right, title and interest therein to Borrower or (ii) directly with Borrower.

                  (c) All of the Pay Telephone Placement Agreements are freely assignable and Liens may be granted with respect thereto, without the consent of the owner, operator, lessee or proprietor of the Premises which is a party to such Pay Telephone Placement Agreement.

                  (d) Not less than ninety percent (90%) of the Pay Telephone Placement Agreements have a remaining term of at least one (1) year and approximately 1800 of the Pay Telephones have been upgraded to include either
(i) Elcotel Number 5 Board Technology or (ii) Protel, Intellical, or Ernest Board Technology of substantially equivalent quality to Number 5 Board Technology and the balance of the Pay Telephones will be upgraded to include such Technology within six (6) months after the date hereof.

         3.22 Billing and Related Services Agreement.

         Borrower has delivered to Lender a true, correct and complete copy of the Billing and Related Services Agreement. The Billing and Related Services
Agreement has not been amended, modified or supplemented since the date of delivery thereof to Lender, and is in full force and effect. Borrower, and to the best of Borrower's knowledge, all other parties to the Billing and related Services Agreement are in full compliance with the material terms thereof and there are no material defaults thereunder.

                        ARTICLE 4. CONDITIONS OF LENDING

         The obligation of Lender to make the Loan hereunder is subject to the accuracy in all material respects, as of the date hereof, of the representations and warranties herein contained, to the performance by Borrower of its obligations to be performed hereunder on or before the Closing Date and to the satisfaction of the following further conditions. If all conditions contained herein are not satisfied by December 31, 1996, Lender shall have no obligation whatsoever to make the Loan and shall have no liability for its refusal to do so.

         4.1  Corporate Action.

         On the Closing Date, Borrower shall deliver to Lender a certificate in form and substance satisfactory to Lender, dated the Closing Date, signed by a duly authorized officer of Borrower, certifying as to (a) true copies of the Constituent Documents of Borrower and the Guarantor, all as in effect on such date, (b) true copies of all action taken by Borrower and the Guarantor relative to this Agreement, the Note and the other Loan Documents, and (c) the names, true signatures and incumbency of the officer or officers of Borrower and the Guarantor authorized to execute and deliver this Agreement, the Note and the other Loan Documents on behalf of Borrower and the Guarantor (and Lender may conclusively rely on such certificate unless and until a later certificate revising the prior certificate has been furnished to Lender). Borrower shall also deliver to Lender good standing certificates for Borrower and the Guarantor issued by the Secretary of State of its State of incorporation and each state in which it is required by Law to be qualified.

         4.2  Opinion of Counsel.

         On the Closing Date, Lender shall have received a favorable written opinion of counsel for Borrower and the Guarantor, dated the Closing Date and in form and substance satisfactory to Lender and its counsel, Winick & Rich, P.C.

         4.3  No Change of Law or Facts.

         No change shall have occurred in applicable Law or regulations thereunder or interpretations thereof by appropriate regulatory authorities which, in the opinion of Lender or its counsel, would make it illegal for Lender to acquire the Note, make the Loan, or otherwise to participate in the Loan, nor shall any facts come to the attention of Lender, concerning Borrower, its business or financial condition which, in the opinion of Lender would increase the risk to Lender of repayment of the Loan by Borrower.

         4.4  Documents.

         The following documents shall have been duly authorized, executed and delivered by the respective party or parties thereto, shall be in form and substance satisfactory to Lender and its counsel and shall be in full force and effect on the Closing Date, and an executed counterpart of each thereof shall have been delivered to Lender and its counsel:

                  4.4.1 this Agreement;

                  4.4.2 the Note;

                  4.4.3 the Guaranty;

                  4.4.4 the Assignment Agreement;

                  4.4.5 the Collection Agreement;

                  4.4.6 insurance certificates or policies of insurance
                        evidencing the coverages required by Section 5.3 hereof;

                  4.4.7 other Loan Documents, if any.

         4.5 Collateral. Borrower shall provide to Lender a complete description of the Collateral, together with evidence, in form and substance satisfactory to Lender in its sole discretion, that Borrower owns legal title to the Collateral, free and clear of all Liens.

         4.6  Financing Statements.

         On the Closing Date, UCC financing statements covering the security interest created by this Agreement in the Collateral shall have been duly executed in form suitable for filing in the office of the Secretary of State of the State where the Collateral is located (i.e. New York, New Jersey and Pennsylvania) and in all other places as, in the opinion of Lender, or its counsel, are necessary or desirable to perfect such Liens.

         4.7  Licenses and Permits.

         All appropriate action shall have been taken prior to the Closing Date in order to permit consummation of the transactions contemplated herein and hereby and enforcement of all of the terms hereof, and all licenses, permits, waivers, exemptions, authorizations and approvals required (or, in the reasonable opinion of Lender or its counsel, advisable) to be in effect on the Closing Date shall have been issued and shall be in full force and effect on such date, and copies thereof shall have been delivered to Lender.

         4.8 Agreements. Borrower shall have delivered to Lender true and correct copies of the written Pay Telephone Placement Agreements and the Billing and Related Services Agreement.

         4.9  Other Matters.

                  4.9.1  Lender  shall  have  received  all  other   agreements,
instruments, financing statements, certificates, waivers, searches, releases, terminations, reports, confirmations, corporate or other action, opinion letters, copies of acquisition documents, evidence of payment of obligations, evidence of ownership of the Collateral and such other documents as Lender or its counsel shall have reasonably requested (each in form and substance satisfactory to Lender and its counsel), including, without limitation, certificates of incorporation and by-laws, UCC-l financing statements, lien waivers, credit references, consents, approvals, authorization to date documents, casualty and liability insurance policies and endorsements related to such insurance, and certificates, appraisals and financial statements and other financial information.

                  4.9.2 There shall be no Default hereunder or under the other Loan Documents.

                  4.9.3 All legal matters incident to the Loan shall be satisfactory to Lender and its counsel.

                              ARTICLE 5. COVENANTS

         Borrower covenants that from and after the date hereof and until payment in full of the Note and interest thereon and all other amounts due from Borrower hereunder or under the Note or the other Loan Documents, unless Lender shall otherwise consent in writing:

         5.1  Reporting and Information Requirements.

                  5.1.1 Financial Statements. Borrower shall cause Guarantor to deliver its Form 10-K and Forms 10-Q (or the equivalent) to Lender and any assignee throughout the term of the Agreement, in no event later than one hundred twenty (120) days after the end of its fiscal year, in the case of such Form 10-K or ninety (90) days after the end of its fiscal quarter, in the case of each Form 10-Q, and in each case, together with a Certificate of the Chief Financial Officer or other appropriate officer of Guarantor demonstrating and certifying compliance with the covenant set forth in paragraph 8(c) of the Guaranty. Borrower shall at the same time deliver a consolidating statement of income, retained earnings and changes in financial position of Borrower for such fiscal period certified by the Chief Executive Officer of Borrower or an independent certified public accountant.

                  5.1.2 Quarterly Pay Telephone Reports. Within fortyfive (45) days after the end of each fiscal quarter commencing March 31, 1997, Borrower shall furnish to Lender a written report certified by an Executive Officer, which shall include, as of the last day of such fiscal quarter, the following on a per Telephone basis, in form reasonably satisfactory to Lender: (a) reports with respect to revenue generated by the Pay Telephones due to coin calls; (b) reports with respect to non-coin calls generated by the Pay Telephones; (c) reports with respect to expenses incurred in connection with the Pay Telephones due to (i) commissions payable to site owners, and (ii) line charges; and (d) a listing of the locations of the Pay Telephones, indicating which have been relocated, if any; and (e) such other information with respect to the Pay
Telephones and Pay Telephone Placement Agreements as Lender shall reasonably request.

                  5.1.3 Further Requests. Borrower will furnish to Lender as soon as reasonably practicable such other information (financial or otherwise) concerning Borrower, its assets or the Collateral in such form as Lender may reasonably request.

                  5.1.4 Compliance Certificates. At the same time Borrower delivers the financial statements required under the provisions of Section 5.1.1, Borrower shall furnish to Lender a certificate of an Executive Officer to the effect-that to the best of such officer's knowledge, no Default or Event of Default exists, or, if such cannot be so certified, specifying in reasonable detail the exceptions, if any, to such statement.

                  5.1.5 Monthly Certificate. Monthly, not later than the twentieth (20th) day of each month, Borrower shall furnish, or cause to be furnished, to Lender a certificate of an Executive Officer, in form reasonably satisfactory to Lender, certifying and setting forth, as of the last day of the immediately preceding month, the following: (a) the reports specified in Sections 5.1.2(a), (b) and (c), providing the information included in such reports for up to twelve months prior to such immediately preceding month, commencing with information for the month of January 1997 and later; (b) a certification that (i) no less than ninety percent (90%) of the Pay Telephones are subject to Pay Telephone Placement Agreements, at least 90% of the agreements are written agreements and, to the best of Borrower's knowledge, each such agreement is enforceable in accordance with its terms and no party thereto is in material default of the term; thereof, or, if the same cannot be so certified, the reasons for the same and (ii) ninety percent (90%) of all Pay Telephones are in working order.

                  5.1.6 Notice of Material Proceedings. Promptly upon becoming aware thereof Borrower shall give Lender written notice of the commencement, existence or threat of any proceeding by or before any court or administrative agency against or affecting Borrower, the Guarantor or the Collateral which, if adversely decided, would have a material adverse effect on the business, operations or financial condition of Borrower or the Guarantor or on the ability of Borrower or the Guarantor to perform its obligations under this Agreement, the Note, or the other Loan Documents or on the Collateral.

                  5.1.7 Visitation. Borrower shall permit such persons as Lender may designate to visit and inspect the Collateral and to examine the books and records of Borrower and take copies and extracts therefrom, and to discuss its affairs with officers of Borrower and its independent accountants, at such reasonable times as Lender may reasonably request, upon reasonable prior notice, provided that such visitation, inspection, examination and discussions do not unreasonably interfere with Borrower's normal business operations.

                  5.1.8 Other Deliveries. Promptly upon their becoming available, Borrower shall furnish to Lender, copies of all registration statements of Guarantor and any amendments and supplements thereto and any regular and periodic reports filed by Borrower or the Guarantor with any securities exchange or with the Securities and Exchange Commission or any governmental authority succeeding to any or all of the functions of said commissions.

         5.2  Preservation of Existence and Franchises.

                  5.2.1 Neither Borrower nor the Guarantor shall enter into any merger, reorganization or consolidation in which Borrower or Guarantor is not the surviving corporation. or wind up, liquidate or dissolve, nor agree to do any of the foregoing. Notwithstanding the foregoing, Lender agrees not to unreasonably withhold or delay its consent to a request by Borrower or Guarantor to enter into a merger, reorganization or consolidation in which Borrower or Guarantor is not the surviving corporation. In the event Lender does not grant its consent to a proposed merger, reorganization or consolidation in which Borrower or Guarantor is not the surviving corporation, Borrower shall have the right, upon not less than thirty (30) days prior written notice to Lender, on any regularly scheduled payment date occurring after the second anniversary of the Disbursement Date, to prepay the outstanding principal balance of the Loan in whole, but not in part, provided that Borrower shall pay to Lender, together with the principal balance of the Loan, (i) all accrued and unpaid interest on the amount prepaid through the date of prepayment, (ii) all outstanding fees, charges and other amounts then due under the Loan Documents, and (iii) a prepayment fee in an amount equal to the product of (A) the outstanding principal balance of the Loan at the time of prepayment, times (B) the applicable percentage set forth opposite the year of the Term in which the prepayment is made, as set forth below:


                  Year of Term of Loan in
                  Which Prepayment is Made                    Percentage

                            3                                    1.6
                            4                                    1.14%
                            5                                    0.7%


Once given, the notice of prepayment shall be irrevocable. Borrower shall have no right to prepay the Loan prior to the second anniversary of the Disbursement Date.

                  5.2.2 Borrower will qualify to do business and will remain in good standing under the laws of each jurisdiction in which it is required to be qualified by reason of the location of the properties owned or leased by it or the conduct of its business.

                  5.2.3 Borrower will comply with all Laws relative to the conduct of its business or the location of the properties owned or leased by it, the non-compliance with which would have a material adverse effect on the business, operations, assets or financial condition of Borrower taken as a whole, as contemplated hereby, or the ability of Borrower to perform its obligations under this Agreement, the Note, or the other Loan Documents and will obtain or cause to be obtained as promptly as possible any permit, license, consent, privilege or approval of any governmental authority and make any filing or registration therewith which at the time shall be required with respect to the performance of its obligations under this Agreement, the Note or the other Loan Documents or for the operation of its business as presently conducted or as contemplated by it, the failure of which to obtain or file or register would have a material adverse effect on the business, operation, assets or financial condition of the Borrower taken as a whole or in its ability to perform its obligations to Lender.

                  5.2.4 Other than in connection with Borrower's compliance with the provisions of Section 5.7 hereof, Borrower shall not convey, assign, sell, mortgage, encumber, pledge, hypothecate, grant a security interest in, grant options with respect to, lease or otherwise dispose of all or any part of any legal or beneficial interest in any part or all of the Collateral or any interest therein.

         5.3  Insurance.

         Borrower shall, at its own expense, maintain and deliver evidence to Lender of such insurance required by Lender, written by insurers and in amounts satisfactory to Lender.

         5.4  Payment of Taxes and Other Potential Charges.

         Borrower shall pay or discharge

                  5.4.1 all taxes, assessments and other governmental charges or levies imposed upon it or any of its properties, including the Collateral, or income (including such as may arise under ERISA or any similar provision of law), on or prior to the date on which penalties attach thereto; and

                  5.4.2 all lawful claims of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons which, if unpaid, might result in the creation of a Lien upon any such property, on or prior to the date when due;

provided, that unless and until foreclosure, distraint, levy, sale or similar proceedings shall have been commenced, Borrower need not pay or discharge any such tax, assessment, charge, levy, claim or current liability so long as (i) the validity thereof is contested in good faith and by appropriate proceedings diligently pursued, (ii) in Lender's sole judgment there is no reasonably foreseeable risk of forfeiture of the Collateral, and (iii) such reserves or other appropriate provisions as may be required by GAAP shall have been made therefor, and so long as such failure to pay or discharge does not have a material adverse effect on the business, operations or financial condition of Borrower taken as a whole or the Collateral.

         5.5  Financial Accounting Practices.

         Borrower shall make and keep books, records and accounts which, in reasonable detail, accurately and fairly reflect its business, including all transactions and dispositions of its assets.

         5.6  Compliance with Laws.

         Borrower shall be in material compliance with all applicable Laws provided, that Borrower shall not be deemed to be in violation of this Section
5.6 as a result of any failures to comply which would not result in fines, penalties, injunctive relief or other civil or criminal liabilities which, in the aggregate, would not materially affect the business or operations of Borrower or the ability of Borrower to perform its obligations under this Agreement, the Note or the other Loan Documents or the Collateral.

         5.7  Maintenance of Collateral.

         Borrower will maintain and preserve the Collateral in good condition subject to ordinary wear and tear, and in good repair and working order, promptly repairing, replacing or rebuilding any part of the Collateral which may be destroyed by any casualty, or become damaged, worn or dilapidated; provided that no more than five (5%) percent of the Pay Telephones may be inoperable at any one time and Borrower shall, within forty-eight (48) hours, replace any Pay Telephone which becomes permanently disabled or with respect to which the related Pay Telephone Placement

Agreement is terminated, with a substitute Pay Telephone of similar or better technology and related Pay Telephone Placement Agreement satisfactory to Lender; provided further that Lender shall automatically be granted a first and only perfected Lien covering such replacement Pay Telephone and Pay Telephone Placement Agreement.

         5.8  Maintenance of Principal Place of Business.

         Borrower shall maintain and keep its principal place of business and chief executive office at the address set forth at the beginning of this Agreement, and at no other location without giving Lender at least thirty (30) days prior written notice of any move. Borrower shall maintain and keep its records at such address and at no other location without giving Lender at least thirty (30) days prior written notice of any move.

         5.9 Certain Agreements. Borrower shall not amend, modify or alter in any material respect or terminate or assign any interest in the Billing and Related Services Agreement.

         5.10 Pay Telephone Placement Agreements. Not less than ninety percent (90%) of all Pay Telephones shall at all times be subject to Pay Telephone Placement Agreements and such agreements shall be in full force and effect during all such times. At least: 90% of the Pay Telephone Placement Agreements will be written agreements.

         5.11 Satisfaction of Certain Obligations. In the event Borrower fails to make any payment or do any act as herein provided (including, but not limited to, maintaining any insurance required to be maintained under the Loan Documents or paying all taxes in accordance with the terms hereof) or there shall be a claim or Lien asserted or filed against the Collateral which is not discharged within thirty (30) days, Lender may, but shall not be obligated to (and without releasing Borrower from any obligation hereunder), make all such payments and perform all such acts or otherwise satisfy such obligations. All sums paid by Lender in respect thereof and all costs, fees and expenses, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, which are incurred by Lender on account thereof, shall bear interest at the Default Rate, shall be payable on demand by Borrower to Lender, and shall be additional Obligations hereunder secured by the Collateral.

         5.12 Cash Flow Coverage. So long as any of the Obligations remain outstanding, Guarantor shall maintain, on a consolidated basis, Cash Flow Coverage in excess of 1.2. Cash Flow Coverage shall be defined as earnings before interest, taxes, depreciation and amortization, divided by the sum of the current portion of long term debt, including the current portion of any capital leases, interest, dividends and capital expenditures. All such item, shall be determined in accordance with GAAP and shall be calculated on a rolling four quarter basis.

         5.13 Further Assurances.

         Borrower shall cause to be done, executed, acknowledged and delivered all and every such further act, conveyance and assurance as Lender shall require for accomplishing the purposes of this Agreement, the Note and the other Loan Documents. Borrower will defend and protect its title with respect to the Collateral and will indemnify Lender with respect thereto. Any payment in respect of such indemnity shall be made directly to Lender within ten
(10) days after written demand specifying such charges in immediately available funds. Forthwith after notice from Lender, Borrower shall promptly, without further consideration, execute, acknowledge and deliver such further instruments and documents and will take such other actions as Lender may deem necessary or advisable from time to time to ensure the enforceability or priority of the Liens granted hereby, or otherwise to confirm and carry out the intent and purpose of this Agreement.

                          ARTICLE 6. SECURITY INTEREST

         6.1   Security.

         As security for the full and timely payment and performance of all of the Obligations of Borrower to Lender, Borrower hereby collaterally assigns, pledges, transfers and sets over to Lender, and hereby agrees that Lender shall have, and hereby grants to and creates in favor of Lender, a first security interest under the UCC subject to no other Liens, in and to the following, in each case whether now existing or hereafter arising, now owned or hereafter acquired, wherever located ("Collateral"):

                  6.1.1  All of the Pay Telephones and the other Equipment;

                  6.1.2  All of the Pay Telephone Placement Agreements; and

                  6.1.3 All accessions and additions thereto, substitutions for, and all replacements of, any and all of the foregoing, and all proceeds paid or payable to Borrower with respect to the foregoing, cash and non-cash, including insurance proceeds.

                  6.1.4  All  of  the   licenses,   permits   and   governmental
authorizations relating to the Pay Telephones and Pay Telephone Placement Agreements, to the extent the same are assignable.

         6.2  Lender Has Rights and Remedies of a Secured Party.

         In addition to all rights and remedies given to Lender by this Agreement, Lender shall have all the rights and remedies of a secured party under the UCC.

         6.3  Additional Provisions Applicable to the Collateral.

         Borrower shall not affix or permit the Collateral to become affixed to real estate, and such Collateral shall remain personal property, whether or not so affixed.

         6.4  Certain Covenants.

         Borrower covenants and agrees with Lender for the benefit of Lender that:

                  6.4.1 Borrower has and will have good and merchantable title to all of the Collateral, in each case as from time to time owned or acquired by it, and shall keep the Collateral free and clear of all Liens, other than those granted to Lender. Borrower will defend such title against the claims and demands of all Persons whomsoever. Borrower has and will have good title to or a leasehold or license interest in all assets reasonably required for the conduct of its business.

                  6.4.2 Borrower will faithfully preserve and protect Lender's Liens in the Collateral and will, at its own cost and expense, cause said Liens to be perfected and continued perfected, and for such purpose Borrower will from time to time at the request of Lender and at the expense of Borrower, make, execute, acknowledge and deliver, and file or record, or cause to be filed or recorded, in the proper filing places, all such instruments, documents and notices, including without limitation financing statements and continuation statements, as Lender may deem necessary or advisable from time to time in order to perfect and continue perfected said security interest. Borrower will do all such other acts and things and make, execute, acknowledge and deliver all such other instruments and documents, including without limitation further security agreements, pledges, endorsements, assignments and notices, as Lender reasonably may deem necessary or advisable from time to time in order to perfect and preserve the priority of said Liens as a first and only Lien on and security interest in the Collateral prior to the rights of all other Persons therein or thereto.

                  6.4.3 Borrower will not, without the prior written consent of Lender, (i) borrow or permit any Person to borrow against the Collateral other than the Loan to Borrower from Lender pursuant to this Agreement; (ii) create, incur, assume or suffer to exist any Lien with respect to any of the Collateral except for (x) the Lien of Lender, as provided herein, (y) liens for taxes either not yet due or being contested by Borrower or Guarantor in good faith with due diligence and by appropriate proceedings and (z) inchoate materialmen's, mechanics', workmen's repairmen's and other like liens arising in the ordinary course of business where adequate reserves are maintained therefor;
(iii) permit any levy or attachment to be made against any of the Collateral except any levy or attachment relating to this Agreement; or (iv) permit any financing statement to be on file with respect to any of the Collateral, except financing statements in favor of Lender. Any Lien permitted under (ii)(y) will be discharged or bonded prior to foreclosure and prior to the imposition of any fire, penalty or other damage against Lender.

                  6.4.4 Risk of loss of, damage to or destruction of the Collateral is and shall remain upon Borrower. Borrower will insure the Collateral as provided in Section 5.3 of this Agreement. Lender, its officers, employees and authorized agents and its successors and assigns, are hereby appointed attorneys-in-fact of Borrower, for the purpose of endorsing any draft or check which may be payable to Borrower in order to collect the proceeds of such insurance. Such appointment is irrevocable and coupled with an interest. The proceeds of insurance shall be applied to reduction of the Obligations in any order Lender may choose or, in Lender's reasonable discretion, to the repair or replacement of the Collateral, or any part thereof, in which case Lender may impose such conditions on the disbursement of the proceeds as Lender in its sole discretion deems appropriate.

                  6.4.5 Upon the occurrence and during the continuation or existence of any Event of Default, Borrower shall promptly upon written demand by Lender make the Pay Telephone Placement Agreements and the licenses and permits comprising the Collateral available to Lender at the place or places to be designated by Lender. The right of Lender to have the Pay Telephone

Placement Agreements and the licenses and permits comprising the Collateral assembled and made available to it is of the essence of this Agreement and Lender may, at its election, enforce such right in equity for specific performance.

                  6.4.6 Lender shall have no duty as to the collection or protection of the Collateral or any part thereof or any income thereon, or as to the preservation of any rights pertaining thereto, beyond exercising reasonable care in the custody of any Collateral actually in the possession of Lender. Lender shall be deemed to have exercised reasonable care in the custody and preservation of such of the Collateral as may be in its possession if it takes such action for that purpose as Borrower shall request in writing, provided that such requested action shall not, in the reasonable judgment of Lender, impair Lender's security interest in the Collateral or its rights in, or the value of, the Collateral, and provided further that such written request is received by Lender in sufficient time to permit it to take the requested action.

                               ARTICLE 7. DEFAULTS

         7.1  Events of Default.

         The occurrence of one or more of the following described events is an Event of Default:

                  7.1.1 Borrower fails to make any payment of principal of or interest on the Note when due, and such failure continues for a period of ten
(10) days; or

                  7.1.2 Borrower fails to perform or observe any other covenant or agreement to be performed or observed by it hereunder or under the other Loan Documents and such failure continues unremedied for a period of fifteen (l5) days after written notice of such failure has been given by Lender pursuant to
Section 8.7 hereof; or

                  7.1.3 Other than as provided in Section 6.4.3, Borrower voluntarily creates, suffers to exist, incurs or assumes any Lien, security interest, charge or encumbrance on, or with respect to, any part of or all the Collateral, or the Liens held by Lender in and to the Collateral shall cease to be the first perfected Lien in and to the Collateral, or Lender shall cease to hold a first perfected Lien covering 2500 Pay Telephones; or

                  7.1.4 Borrower sells, assigns, leases, or otherwise disposes of or relinquishes possession of, any Collateral, provided that (a) Borrower may replace any Pay Telephone which becomes permanently disabled or with respect to which the related Pay Telephone Placement Agreement is terminated, with a substitute Pay Telephone and Pay Telephone Placement Agreement satisfactory to Lender in accordance with Section 5.2.4 and 5.7 and (b) Lender shall automatically be granted a first and only perfected Lien covering such replacement Pay Telephone; or

                  7.1.5 any material representation or warranty made by Borrower or the Guarantor herein or in any other Loan Document or in any document or certificate furnished by Borrower to Lender in connection herewith or therewith at any time while any of the Obligations remain outstanding proves to have been incorrect in any material respect when made; or

                  7.1.6 this Agreement or any Loan Document at any time while the Obligations remain outstanding and for any reason ceases to be in full force and effect or is declared by a court or governmental agency of competent jurisdiction to be null and void; or

                  7.1.7 Borrower or Guarantor breaches or defaults (after giving effect to any notice or cure periods) under the material terms of any agreement, instrument or document with or for the benefit of FINOVA Capital Corporation which is not a Loan Document or under any other loan, credit facility or other financial accommodation made by FINOVA Capital Corporation to Borrower or Guarantor, including, without limitation, all promissory notes, guarantees, equipment leases, security agreements, mortgages and deeds of trust; or

                  7.1.8 Borrower or the Guarantor is convicted under any criminal statute or there is a judgment against Borrower or the Guarantor in a criminal or civil proceeding pursuant to which the proceedings, penalties or judgment include forfeiture of any of the Collateral or a material portion of the assets of Borrower or the Guarantor and enforcement of such action is not stayed on appeal; or

                  7.1.9 an event of default shall occur and be continuing with respect to any other indebtedness or lease obligation of Borrower or Guarantor having a principal or rental amount outstanding in excess of $500,000; or

                  7.1.10 the Guarantor fails to perform or observe any other covenant or agreement to be performed or observed by it under the Loan Documents to which they are a party and such failure continues unremedied for a period of fifteen (15) days after written notice of such failure; or

                  7.1.11 there is a material adverse change in the financial condition of Borrower, the Guarantor or the Collateral;

                  7.1.12 a proceeding is instituted seeking a decree or order for relief in respect of Borrower or the Guarantor in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of Borrower or the Guarantor, or for any substantial part of its properties or for the dissolution, winding-up or liquidation of its affairs or any substantial part of any of its properties and such proceeding remains undismissed or unstayed for a period of sixty (60) consecutive days or such court enters a decree or order granting the relief sought in such proceeding; or

                  7.1.13 Borrower or the Guarantor voluntarily suspends transaction of its business, commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, consents to the entry of an order for relief in an involuntary case under any such law or consents to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Borrower or the Guarantor for any substantial part of any of its properties, or makes a general assignment for the benefit of creditors, or takes any action in furtherance of any of the foregoing; or

                  7.1.14 there shall be a judgment or judgments against Borrower or the Guarantor for any amount in excess of [$100,000] in the aggregate, which shall remain unpaid, unstayed on appeal, undischarged, unbounded or undismissed for a period of thirty (30) days or more; or

                  7.1.15 Borrower fails to perform or observe any of its covenants or agreements contained in Section 5.3 hereof or in the letter regarding insurance requirements delivered by Borrower in connection herewith dated December 12, 1996 (the "Insurance Letter") or any such insurance shall at any time cease to be in full force and effect; or

                  7.1.16 Borrower shall have defaulted under or otherwise breached any of the material terms of the Billing and Related Services Agreement.

         7.2  Consequences of Event of Default.

                  7.2.1 If an Event of Default occurs, Lender may, by notice to Borrower, declare the unpaid principal amount of the Note and interest accrued thereon and all other Obligations and liabilities of Borrower hereunder or under the Note or the Loan Documents to be immediately due and payable and the same shall thereupon become and be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and an action therefor shall immediately accrue.

                  7.2.2 In addition, if an Event of Default occurs, Lender shall have all rights and remedies granted herein and in the other Loan Documents and all rights or remedies available at law including the UCC) or equity, whether as a secured party or otherwise (including specifically those granted by the Uniform Commercial Code as in effect in the jurisdiction or jurisdictions where the Collateral is located) and, except as limited by Law, all remedies of Lender
(i) shall be cumulative and concurrent; (ii) may be pursued separately, successively or concurrently against Borrower or against all or any portion of the Collateral, at the sole discretion of Lender; (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Borrower that the exercise or failure to exercise any rights or remedies shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse; and (iv) are intended to be, and shall be, nonexclusive. To the fullest extent permitted by applicable Law, Lender may resort to the rights, remedies and recourses set forth herein and any other security therefor in such order and manner as Lender may elect.

                  7.2.3 Without limiting any of the foregoing, Borrower agrees that (i) Lender may, with or without notice and without legal process, enter upon any property owned, leased or otherwise under the real or apparent control of Borrower or any agent thereof or any other location where the Collateral may be located and disassemble, disconnect, render unusable or repossess all or any item of the Collateral; (ii) written notice mailed to Borrower, as provided in this Agreement for the giving of notice, shall be reasonable if given ten (10) days prior to (a) any public sale or (b) the date after which a private sale may be made; (iii) a sale of the Collateral may be made as a unit or in parcels and for cash and upon terms; and (iv) Lender may buy the Collateral at any public sale and at any private sale as permitted by the UCC.

                  7.2.4 Any acceleration of the Loan as a consequence of the occurrence of an Event of Default shall be deemed a prepayment and subject to a prepayment fee of three (3%) percent, in addition to all other amounts otherwise due under this Agreement and the other Loan Documents.


                            ARTICLE 8. MISCELLANEOUS

         8.1  Indemnity.

         Borrower shall indemnify, defend and hold harmless Lender from and against, and, within ten (10) days after written demand therefor, adequately particularizing the nature and amount thereof, reimburse Lender for, all claims, demands, liabilities, losses, damages, judgments, penalties, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, which may be imposed upon, asserted against or incurred or paid by Lender, on account of any act performed or omitted to be performed under this Agreement, the Note or the other Loan Documents or on account of any transaction arising out of or in any way connected with the Collateral or this Agreement, the Note or the other Loan Documents (including, without limitation, any litigation matter involving claims by third parties), except as a result of the willful misconduct or gross negligence of Lender.

         8.2  No Implied Waiver: Cumulative Remedies.

         No course of dealing and no delay or failure of Lender in exercising any right, power or privilege under this Agreement, the Note or any of the other Loan Documents shall affect such right, power or privilege except as and to the extent that the assertion of any such right, power or privilege shall be barred by an applicable statute of limitations; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any other right, power or privilege. The rights and remedies of Lender under this Agreement, the Note or the other Loan Documents are cumulative and not exclusive of any rights or remedies which Lender would otherwise have.

         8.3  Taxes.

         Borrower  agrees  to pay or  reimburse  Lender  for any and all  stamp,
document,   transfer,  recording  or  filing  taxes  or  fees  and  all  similar impositions payable or hereafter reasonably determined by Lender to be payable in connection with this Agreement, the Note or the other Loan Documents (including but not limited to those necessary or advisable to record or to ensure the enforceability or priority of this Agreement, the Note or the other Loan Documents), and any other documents, instruments or transactions pursuant to or in connection herewith, and Borrower agrees to save Lender harmless from and against any and all present or future claims or liabilities with respect to or resulting from any delay in paying or omission to pay any such taxes, fees or similar impositions.

         8.4  Modifications, Amendments or Waivers.

         Lender and Borrower may from time to time enter into written agreements amending, modifying or supplementing this Agreement, the note or the other Loan Documents or changing the rights of Lender or Borrower hereunder or thereunder, and Lender may from time to time grant waivers or consents to a departure from the due performance of the obligations of Borrower thereunder. Any such agreement, waiver or consent must be in writing and shall be effective only to the extent set forth in such writing. In the case of any such waiver or consent, any Event of Default so waived or consented to shall be deemed to be cured and not continuing, but no such waiver or consent shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

         8.5  Holidays.

         Except as otherwise provided herein, whenever any payment or action to be made or taken hereunder or the Note or any other Loan Document shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day (and such day shall be included in the calculation of interest due), unless such next succeeding Business Day falls in a different calendar month, in which case payment or action shall be made or taken on the next preceding Business Day.

         8.6  Notices.

                  8.6.1 Except as otherwise provided herein, all notices and other communications required under the terms and provisions of this Agreement, the Note or the other Loan Documents shall be in writing and shall become effective when delivered by hand or received by overnight courier, telex, facsimile, telegram or registered first class mail, postage prepaid, addressed as follows:

                           If to Lender, at:

                           Southbridge Financial Corp.
                           400 Madison Avenue
                           New York, New York  10017
                           Facsimile No. 212-593-0377
                           Attention:  Arthur Freierman
                                       President


                           If to Borrower, at:

                           Crescent Public Communications Inc.
                           7 Mayflower Place
                           Floral Park, NY 11001
                           Facsimile No. 516-437-0807
                           Attention:  Anthony M. Scalice

or at such other address as either party may, from time to time, designate in writing to the other party hereto.

                  8.6.2 If any notice is given by telex, facsimile transmission, or telegram, the party giving such notice shall confirm such notice by a writing delivered by hand or overnight courier; Provided, however, that for all purposes hereunder, notice shall be deemed effective at the time given by telex, telecopier or telegram.

         8.7  Reimbursement for Certain Expenses.

         Borrower agrees to pay or cause to be paid and to save Lender harmless against liability for the payment of all reasonable out-of-pocket costs and expenses, including, without limitation, all reasonable counsel fees and costs, incurred by Lender from time to time (i) arising in connection with the negotiation, execution, delivery, and recordation of this Agreement, the Note and the other Loan Documents, and the transactions contemplated hereby and thereby and all recording or filing fees, (ii) relating to any requested amendments, waivers or consents to or in connection with this Agreement, the Note or any other Loan Document, (iii) arising in connection with Lender's enforcement or preservation of rights under this Agreement, the Note or any other Loan Document, including but not limited to such expenses as may be incurred by Lender in the collection of the Note, and (iv) any other matters relating to the Loan, Loan Documents, the Collateral or Borrower.

         8.8  Governing Law.

         THIS AGREEMENT, THE NOTE, THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND THERETO SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         8.9  Personal Jurisdiction and Service of Process.

         BORROWER IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST BORROWER UNDER, ARISING OUT OF, OR IN ANY MANNER RELATING TO THIS AGREEMENT, THE NOTE OR THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN ANY STATE COURT OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR IN THE UNITED
STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. BORROWER, BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING. BORROWER FURTHER AGREES THAT ANY LEGAL ACTION OR PROCEEDING BORROWER MAY BRING, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, SHALL ONLY BE BROUGHT IN ANY STATE COURT OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. BORROWER ALSO IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO BORROWER IN THE

MANNER PROVIDED FOR NOTICES IN THIS AGREEMENT. BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. BORROWER SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF NEW YORK, UNLESS SUCH DEFENSE IS ALSO GIVEN OR ALLOWED BY THE LAWS OF THE STATE OF NEW YORK. NOTHING HEREIN SHALL AFFECT OR IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF LENDER TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

         8.10 Waiver of Jury Trial.

         BORROWER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY AGREEMENT, INSTRUMENT OR DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH OR THEREWITH, INCLUDING THE LOAN DOCUMENTS.

         8.11 Severability.

    The provisions of this Agreement, the Note and any other Loan Document are intended to be severable. If any such provision is held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

         8.12 Prior Understandings.

         This Agreement and the other Loan Documents supersede all prior understandings and agreements, whether written or oral, between the parties hereto relating to the transactions provided for herein or therein.

         8.13 Survival.

         All representations and warranties of Borrower contained in this Agreement or any other Loan Document or made in writing in connection herewith or therewith shall survive the execution and delivery of this Agreement, the Note and the other Loan Documents, any investigation or inspection by Lender, the making of the Loan hereunder, the payment of the Note or the expiration of this Agreement. All covenants and agreements of Borrower contained herein shall continue in full force until payment in full of the Obligations. Borrower's obligation to pay the principal of and interest on the Note and all such other amounts shall be absolute and unconditional under any and all circumstances .

         8.14 Successors and Assigns.

         This Agreement shall be binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and permitted assigns, except that Borrower may not assign, delegate or transfer any of its rights or obligations hereunder or any interest herein other than to Guarantor without the written consent of Lender which Lender may withhold in its absolute discretion. Any actual or attempted assignment by Borrower without Lender's consent shall be null, void and of no effect whatsoever. Lender may assign or otherwise transfer any or all of its rights, title and interests hereunder and under the Note and the other Loan Documents in whole or in part. If Lender makes, such an assignment, the assignee shall have all of the rights of the Lender and Borrower shall not assert against the assignee any defense, counterclaims or setoff which Borrower may have against Lender (although any claim Borrower might have against the original Lender shall be preserved and may be separately pursued against such Lender). Upon Lender giving notice to Borrower of any such assignment Borrower shall promptly acknowledge its obligations hereunder to such assignee, and shall comply with all written directions or demands of such assignee and shall make all payments and perform all Obligations due hereunder as such assignee may direct in writing and as otherwise provided herein. Borrower hereby acknowledges that it has received written notice from Lender that Lender has assigned all of its right, title and interest in and to the Loan Documents and the Collateral to FINOVA Capital Corporation ("FINOVA") and FINOVA is entitled to all of the rights and remedies hereunder of an assignee. Except to the extent otherwise required by its context, the word "Lender" where used in this Agreement shall mean and include the holder of the Note originally issued to Lender, and the holder of such Note shall be bound by and have the benefits of this Agreement to the same extent as if such holder had been a signatory hereto. As used in this Section 8.14, "assign" shall be deemed to include a pledge, sale of, or grant of a mortgage on, or a security interest in, any of the Collateral or this Agreement or the other Loan Documents by Lender and the term "assignee" shall be deemed to refer to the recipient of such pledge, sale, mortgage or security interest.

         8.15 Counterparts.

         This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed and delivered by the parties, constituting an original but all such counterparts together constituting but one and the same instrument.

         8.16 Publicity.

         Lender is hereby authorized to issue appropriate press releases and to cause a tombstone to be published announcing the consummation of the transactions contemplated in this Agreement, including the aggregate amount of the Loan.

         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Agreement effective as of the day and year first above written.

                                      CRESCENT PUBLIC COMMUNICATIONS INC.,
                                      a New York Corporation

                                      By:       /s/
                                      Name:  Peter M. Izzo, Jr.
                                      Title: Chief Executive Officer

                                      Federal Tax Identification No. 11-3292635

                                      SOUTHBRIDGE FINANCIAL CORP.

                                      By:    /s/
                                      Name:  Arthur P. Freierman
                                      Title: President